Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill
Goodwill

6. Goodwill

Changes in the carrying amount of goodwill for the years ended December 31, 2015, 2016 and 2017 are as follows:

	2015	2016	2017
	$	$	$
Balance as of January 1	40,563,075	39,807,243	39,018,058
Goodwill recognized upon acquisition (Note 3)	—	—	1,927,500
Impairment	—	—	(41,222,971)
Exchange rate translation	(755,832)	(789,185)	277,413

Balance as of December 31	39,807,243	39,018,058	—

The Group operates and manages its business as a single segment and a reporting unit, as such goodwill is assigned to the Group as a whole.

In the fourth quarter of 2016, China’s real estate market showed signs of slowdown under the government’s continued restrictive policies and further credit tightening. Local governments in more than 20 cities issued notices to restrict real estate purchases. In 2017, many local governments of both first-tier and second-tier cities have also promulgated various policies to impose restrictions or eligibility requirements on real estate buyers. It is uncertain for how long these measures will remain in effect, and whether the central or local governments will further tighten their policies. The Group’s revenue growth started to slow down as developers became more pessimistic about increasing sales volume and more cautious with their marketing spending. The Group believed that this resulted in slower than previously expected growth for its business over the next several years. In addition, the Company experienced a 43% decline in its stock price from March 31, 2017 to June 30, 2017. After assessing these circumstances, the Group determined that it was more likely than not that the fair value of the Group was less than its carrying amount. As a result, an interim quantitative goodwill impairment test was performed as of June 30, 2017.

The Group utilized the income approach valuation method (Level 3) to compute the fair value of its reporting unit. The key assumptions used in the income approach, which requires significant management judgment, include business assumptions, terminal value, and discount rate. Significant increases in discount rate or decrease in terminal value in isolation would result in a significantly lower fair value measurement. The Group applied a discount rate of 16% and terminal growth rate of 3% in estimating its fair value.

Based on the quantitative test performed, the Group concluded that the carrying value of the reporting unit exceeded its fair value. Consequently, an impairment of goodwill in the amount of $41,222,971 was recognized in 2017.

There was no goodwill impairment recognized for the years ended December 31, 2015 and 2016, respectively, based on the annual impairment tests performed.